                                                                      EXHIBIT 16

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ David W.C. Putnam

-----------------------------------
David W.C. Putnam, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ J. Michael Earley

-----------------------------------
J. Michael Earley, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety and Michael J. Roland, and each of them individually, the true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ James M. Hennessy

--------------------------
James M. Hennessy

      President and Chief Executive Officer
       ING Investors Trust and ING Partners, Inc.

      President, Chief Executive Officer and Chief Operating Officer
       ING Equity Trust, ING Funds Trust, ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, ING Variable Insurance Trust, ING Variable Products Trust, ING VP Emerging Markets Fund, Inc., ING VP Natural Resources Trust, USLICO Series Fund, ING Prime Rate Trust and ING Senior Income Fund.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ Jock Patton

---------------------------------------
Jock Patton, Chairman, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Chairman and Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ John G. Turner

---------------------------------------
John G. Turner, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ R. Barbara Gitenstein

---------------------------------------
R. Barbara Gitenstein, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ Richard A. Wedemeyer

--------------------------------------
Richard A. Wedemeyer, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ Roger B. Vincent

----------------------------------
Roger B. Vincent, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ Thomas J. McInerney

-------------------------------------
Thomas J. McInerney, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ Walter H. May

-------------------------------
Walter H. May, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ John V. Boyer

-------------------------------
John V. Boyer, Director/Trustee

\
                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                      811-5629
ING Partners, Inc.                   333-32575                     811-08319
ING Equity Trust                     333-56881                     811-8817
ING Funds Trust                      333-59745                     811-8895
ING Investment Funds, Inc.           002-34552                     811-1939
ING Mayflower Trust                  33-67852                      811-7978
ING Mutual Funds                     33-56094                      811-7428
ING Variable Insurance Trust         333-83071                     811-9477
ING Variable Products Trust          33-73140                      811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                      811-8250
ING VP Natural Resources Trust       33-26116                      811-5710
USLICO Series Fund                   33-20957                      811-05451
ING Prime Rate Trust                 333-68239 ($5 mil)            811-5410
                                     333-61831 ($25 mil)           811-5410
ING Senior Income Fund               333-54910                     811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 1, 2005.

/s/ Patrick W. Kenny

----------------------------------
Patrick W. Kenny, Director/Trustee